Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection Amendement No. 1 to the Annual Report of United American Healthcare Corporation (the "Company") on Form 10-K/A for the fiscal year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Fife, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated December 17, 2012

By: /s/ John M.Fife
Chairman, President & Chief Executive Officer
(principal executive officer)